Financial Instruments	12 Months Ended
Dec. 31, 2012
Financial Instruments
14.	FINANCIAL INSTRUMENTS

Financial instruments of the Group are primarily comprised of cash, restricted cash, short-term investments, receivables, long-term investments and payables. The carrying values of cash, restricted cash, accounts receivable and payables approximated their estimated fair values due to the short-term maturities of these instruments. Short-term investments, which consist of certificates of deposits, are classified within Level 1 and the carrying values approximated their estimated fair values because such deposits bear market interest rates. Long-term investments consist of non-interest bearing loans to Area Link, for which full impairment provision was provided in the year ended December 31, 2011. See Note 2(f).